                                                                    Exhibit 99.1


                                                                Please
                                                                Mark Here
                                                                for Address [ ]
                                                                Change or
                                                                Comments
                                                                SEE REVERSE SIDE


ITEM 1. The issuance of our common stock to Alliance Entertainment Corp. stockholders in connection with the merger of Alliance with and into Alligator Acquisition, LLC, our wholly owned subsidiary, pursuant to an Agreement and Plan of Merger dated as of November 18, 2004, by and among Source Interlink, Alligator Acquisition, LLC and Alliance.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.
        FOR [ ]                      AGAINST [ ]                     ABSTAIN [ ]

ITEM 2. Amendment to our articles of incorporation to effect an increase in the number of authorized shares of our common stock from 40,000,000 to 100,000,000.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 2.
        FOR [ ]                      AGAINST [ ]                     ABSTAIN [ ]

ITEM 3. Our reincorporation from a Missouri corporation to a Delaware corporation.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 3.
        FOR [ ]                      AGAINST [ ]                     ABSTAIN [ ]

ITEM 4. Grant of discretionary authority to our board to adjourn or postpone the special meeting to a later date, if necessary, and to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 4.

        FOR [ ]                      AGAINST [ ]                     ABSTAIN [ ]



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION OF VOTE IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF ITEM 1, ITEM 2, ITEM 3 AND ITEM 4.

Date:                                                                     , 2004
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     ---------------------------------------------------------------------
                                    Signature

     ---------------------------------------------------------------------
                            Signature if held jointly

The signature should agree with the name on your stock certificate. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If shares are held jointly, each shareholder should sign.

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                            - FOLD AND DETACH HERE -

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

    Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

 Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

---------------------------------------        ------------------------------------       -------------------------------------
               Internet                                     Telephone                                     Mail
      http://www.eproxy.com/Sorc                         1-800-435-6710
                                                                                                  Mark, sign and date
 Use the Internet to vote your proxy.    OR      Use any touch-tone telephone to     OR             your proxy card
  Have your proxy card in hand when             vote your proxy. Have your proxy                          and
       you access the web site.                    card in hand when you call.                      return it in the
                                                                                                 enclosed postage-paid
                                                                                                       envelope.
---------------------------------------        ------------------------------------       -------------------------------------

               If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                        SOURCE INTERLINK COMPANIES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     FOR SPECIAL MEETING OF SHAREHOLDERS,_____________, 2005 AT 10:00 A.M.

The undersigned shareholder of Source Interlink Companies, Inc. (the "Company") hereby appoints S. Leslie Flegel and Douglas J. Bates and each of them as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders of the Company to be held at the offices of the Company at 10:00 A.M. Eastern Daylight Savings Time on ____________, 2005, and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

Receipt of the Notice of Special Meeting of Shareholders dated _______________, 2005, the Proxy Statement furnished herewith.

                           (continued on reverse side)

    Address Change/Comments (Mark the corresponding box on the reverse side)

--------------------------------------------------------------------------------
                          - FOLD AND DETACH HERE -

            You can now access your Source Interlink account online.

Access your Source Interlink shareholder account online via Investor ServiceDirect (R) (ISD).

Mellon Investor Services LLC, Transfer Agent for Source Interlink Companies, Inc., now makes it easy and convenient to get current information on your shareholder account.

o  View account status                 o  View payment history for dividends
o  View certificate history            o  Make address changes
o  View book-entry information         o  Obtain a duplicate 1099 tax form
                                       o  Establish/change your PIN

              Visit us on the web at http://www.melloninvestor.com
          For technical Assistance Call 1-877-978-7778 between 9am-7pm
                           Monday-Friday Eastern Time